UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2003

CROWN PACIFIC PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	93-1161833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

805 SW Broadway Street, Suite 1500	97205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-274-2300

CROWN PACIFIC PARTNERS, L.P.
FORM 8-K
INDEX

Item	Description

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Item 9.	Regulation FD Disclosure

Signatures

Item 7.  Financial Statements and Exhibits

(c) Exhibits

This list is intended to constitute the exhibit index:

99.1            Press release dated March 18, 2003 regarding Crown Pacific Partners’ limited partnership units now being quoted on the Over-The-Counter Bulletin Board under the new trading symbol “CRPP”.

Item 9.  Regulation FD Disclosure

On March 18, 2003 Crown Pacific Partners, L.P. issued a press release announcing that its limited partnership units are now being quoted on the Over-The-Counter Bulletin Board (OTCBB) under the new trading symbol “CRPP”. The OTCBB is a regulated quotation service that displays real-time quotes, last-sale price and volume information on more than 3,700 equity securities.  The Partnership’s units will no longer be traded on the New York Stock Exchange.

A copy of the March 18, 2003 press release is included as exhibit 99.1 hereto.  This exhibit is not filed, but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2003	CROWN PACIFIC PARTNERS, L.P.

	By:	Crown Pacific Management Limited Partnership, as General Partner

	By:	/s/ Steven E. Dietrich
Steven E. Dietrich
Senior Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)